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                                                                    Exhibit 32.2

                       NORTH COUNTRY FINANCIAL CORPORATION
                             CERTIFICATION PERSUANT
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended September 30, 2004, (the "Form 10-Q") of North Country Financial Corporation (the "Issuer").

      I, Joseph E. Petterson, Executive Vice President and Chief Financial Officer of the Issuer, certify that:

      1. The Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

/s/ Joseph E. Petterson
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Joseph E. Petterson
Executive Vice President and Chief Financial Officer
(chief financial officer)

November 15, 2004
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Date